UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2026
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Iridium Communications Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1676 International Drive
Suite 1100
McLean, VA 22102
(Address of principal executive offices)

703-287-7400
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At a meeting of the Board of Directors (the “Board”) of Iridium Communications Inc. (the “Company”) held on August 10, 2026, the Board approved and adopted, effective August 10, 2026, Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).
The sole amendment to the Company’s prior bylaws was to add a forum selection provision. Such provision provides that, unless the Company consents in writing to the selection of an alternative forum: (i) the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction, the federal district court of the State of Delaware) will be the exclusive forum for certain derivative actions, actions alleging a breach of fiduciary duty, actions asserting a claim arising pursuant to any provision of Delaware law, the certificate of incorporation or the bylaws of the Company, or any action asserting a claim governed by the internal affairs doctrine; and (ii) the federal district courts of the United States will be the exclusive forum for actions arising under the Securities Act of 1933, as amended.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On August 10, 2026, the Board declared a cash dividend on its common stock of $0.15 per share. The dividend is payable on September 30, 2026, to stockholders of record as of September 15, 2026.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Iridium Communications Inc., adopted on August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)*

* Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: August 10, 2026	By:	/s/ Kathleen A. Morgan
Kathleen A. Morgan
Chief Legal Officer and Secretary